Fees Summary	Nov. 01, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 700,000,000
Previously Paid Amount	0
Total Fee Amount	107,170
Total Offset Amount	26,953.6
Net Fee	$ 80,217